UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 10, 2018

LOOP INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54786	27-2094706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Fernand Poitras

Terrebonne, Quebec, Canada, J6Y 1Y4

(Address of principal executive offices, including zip code)

(450) 951-8555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On January 4, 2018, the Board of Directors of Loop Industries, Inc. (the “Company”), upon the recommendation of the Company’s Audit Committee, determined that the Company will restate its audited consolidated financial statements for the year ended February 28, 2017 and its unaudited consolidated financial statements for the quarters ended May 31, 2017 and August 31, 2017. Accordingly, investors should no longer rely upon the Company’s previously released financial statements for the time periods cited above. In addition, investors should no longer rely on the report issued on May 30, 2017 by Weinberg & Company P.A. (“Weinberg”), the Company’s previous independent registered public accounting firm, on the consolidated financial statements for the year ended February 28, 2017 and on other communications relating to these financial statements.

The Company has concluded that it made an error related to the measurement of stock-based compensation associated with the grant of common shares to the Company’s President and Chief Executive Officer in June 2015. The share-based award vests based on the achievement of specified performance conditions, which pursuant to ASC 718 impacts the timing of recognition of stock-based compensation expense, but which does not affect the determination of the fair value of the award. The fair value of the “equity-classified” award should be determined on the grant date. Previously, the Company had determined the fair value of the award on the date at which it became probable that the first of four performance conditions had been met, resulting in the recognition of $5,500,000 million of non-cash stock based compensation expense in the fourth quarter and fiscal year ended February 28, 2017. The Company has recognized an adjustment to record stock-based compensation of $800,000, which is the amount of the award expected to vest in fiscal 2017, and is based on the grant date fair value of the award as at June 29, 2015.

The following table illustrates the impact of the correction to the consolidated balance sheet:

	As at February 28, 2017
	As previously reported	Adjustment	Restated
Common stock issuable	5,500,000	(4,700,000)	800,000
Accumulated deficit	(11,937,803)	4,700,000	(7,237,803)

The following table illustrates the impact of the correction on the consolidated statement of operations and comprehensive loss:

	Year ended February 28, 2017
	As previously reported	Adjustment	Restated
General and administrative	6,980,281	(4,700,000)	2,280,281
Net loss	(8,814,001)	4,700,000	(4,114,001)
Comprehensive loss	(8,971,143)	4,700,000	(4,271,143)
Loss per share - basic and diluted	(0.28)	0.15	(0.13)

The following table illustrates the impact of the correction on the consolidated statement of shareholders’ equity:

	Year ended February 28, 2017
	As previously reported	Adjustment	Restated
Net loss	(8,814,001)	4,700,000	(4,114,001)
Common stock issuable	5,500,000	(4,700,000)	800,000

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The following table illustrates the impact of the correction on the consolidated statement of cash flow:

	Year ended February 28, 2017
	As previously reported	Adjustment	Restated
Net loss	(8,814,001)	4,700,000	(4,114,001)
Fair value of common stock issuable for services – officer	5,500,000	(4,700,000)	800,000

The adjustment also affects the consolidated balance sheet and consolidated statement of shareholders’ equity for the quarters ended May 31, 2017 and August 31, 2017 by the same amounts but had no impact on the consolidated statements of operations and comprehensive loss and the consolidated statement of cash flows for those periods.

The Company is scheduled to file as soon as practicable the following amended filings: (i) an amendment to its Annual Report on Form 10-K for the fiscal year ended February 28, 2017 (the “Form 10-K/A”) to restate its audited consolidated financial statements and related financial information at and for the fiscal year ended February 28, 2017 and to amend certain other items within that report, (ii) an amendment to its Quarterly Report on Form 10-Q for the period ended May 31, 2017 (the “Q1 Form 10-Q/A”) to similarly restate its unaudited condensed consolidated financial statements and related financial information at May 31, 2017 and to amend certain other items within that report, and (iii) an amendment to its Quarterly Report on Form 10-Q for the period ended August 31, 2017 (the “Q2 Form 10-Q/A”) to similarly restate its unaudited condensed consolidated financial statements and related financial information at August 31, 2017 and to amend certain other items within that report.

The Company expects to file its Quarterly Report on Form 10-Q with the SEC as scheduled on January 12, 2018.

The audit committee and management have discussed the matters disclosed in this filing with their past and present auditors.

Forward-looking statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that relate to future events or performance. The words “estimates”, “expects,” “intends” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are based on our current assumptions, expectations and beliefs and are subject to substantial risks, estimates, assumptions, uncertainties and changes in circumstances that may cause the Company’s actual results, performance or achievements, as well as the Company’s expectations regarding materiality or significance, the restatement’s quantitative effects and the effectiveness of the Company’s internal control over financial reporting, to differ materially from those expressed or implied in any forward-looking statement. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the risk that additional information may arise from the Company’s and its audit committee’s internal review, the risk that the process of preparing and auditing the restated financial statements or other subsequent events would require the Company to make additional adjustments and the time and effort required to complete the restatement of its financial statements, whether the reassessment of the Company’s internal controls over financial reporting could lead the Company to conclude that there were deficiencies in its internal control over financial reporting that constitute material weaknesses; the Company’s responses to potential comments from the SEC; adverse effects on the Company’s business and operations as a result of increased regulatory, media or financial reporting issues and practices, rumors or otherwise; the costs and expenses of the restatement; the initiation of legal proceedings; the volatility of the Company’s stock price; and other risks described more fully in the Company’s filings with the SEC. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, the Company assumes no obligation and does not intend to update any forward-looking statement to reflect events or circumstances after the date hereof.

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Item 7.01 Regulation FD Disclosure.

On January 10, 2018, the Company issued a press release announcing the restatement of previously issued financial statements. A copy of this press release is furnished hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated January 10, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOOP INDUSTRIES, INC.

Date: January 10, 2018	By:	/s/ Daniel Solomita
Daniel Solomita
President and Chief Executive Officer

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